UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026 (June 5, 2026)

STAGEWISE STRATEGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-275731	61-2108075
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

c/o Tourism and Entertainment Group, LLC

64/2 Mahtumquili Street

Yashnobod District 100000

Tashkent City, Republic of Uzbekistan

(Address, including Zip Code, and Telephone Number,

including Area Code, of Registrant's Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Change in Control of Registrant

On June 5, 2026 (the “Closing Date”), Jakhongir Abidovich Artikkhodjaev (the “Purchaser”), completed the purchase of 3,000,000 shares of common stock, par value $0.001 (the “Common Stock”) of StageWise Strategies Corp. (the “Company”) (representing approximately 74.2% of the issued and outstanding shares of Common Stock) The Purchaser purchased 1,000,000 shares of Common Stock of the Company from Viktor Balan for an aggregate purchase price of $250,000, and 2,000,000 shares of Common Stock from Yuliia Zaporozhan for an aggregate purchase price of $500,000, pursuant to certain Securities Purchase Agreements, each dated June 5, 2026 (the “SPAs”).

As a result of the foregoing transaction, the Purchaser acquired a controlling interest in the Company. The total purchase price paid by the Purchaser was $750,000 (the “Purchase Price”), in cash, on the Closing Date. The Purchaser funded the Purchase Price using his personal funds.

Prior to the consummation of the transaction, Viktor Balan and Yuliia Zarapozhan held 24.7% and 49.5% of the issued and outstanding shares of Common Stock of the Company, respectively. Following the closing of the transaction, the Purchaser holds approximately 74.2% of the issued and outstanding shares of Common Stock of the Company.

As of the date of this Current Report on Form 8-K, the Company had 4,044,334 shares of Common Stock issued and outstanding. The remaining 1,044,334 shares of Common Stock, or 25.8% of the issued and outstanding shares of Common Stock of the Company are held publicly by shareholders who are not affiliates of the Company.

To the knowledge of the Company, except as described in this Current Report on Form 8-K, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company. In connection with the change in control, the Company has effected the change in its board of directors (the “Board”) and management as disclosed in Item 5.02 below.

The foregoing description of the SPAs and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the SPAs, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

In connection with the change of control of the Company described under Item 5.01 above, Viktor Balan resigned from his positions as President, Secretary, Treasurer, Chief Executive Officer and a member of the Board of Directors of the Company (the “Board”), and Alarcon Martinez Marcelo Ramon and Anna Toczko each resigned as a member of the Board, each effective as of June 5, 2026.

Also effective as of June 5, 2026, the Board appointed Elmurod Sopiev, as Chief Executive Officer of the Company and Temur Zokirov, as Chief Financial Officer and Secretary of the Company. The Board also appointed Mr. Zokirov, as Chairman of the Board, Bahtiyor Kadirov, as an independent director on the Board, and Elina Davidyan, as an independent director on the Board to fill the vacancies created by the foregoing resignations.

Elmurod Sopiev, age 37, was appointed as the Chief Executive Officer of the Company on June 5, 2026. Since May 2025, Mr. Sopiev has served as a Director of AKFA Dream World, LLC (“AFKA Dream World”), the operator of the Hilton Hotel in Tashkent City (the “Hilton Tashkent City), Tashkent, Uzbekistan, and an indirect subsidiary of Tourism and Entertainment Group, LLC, a hotel and hospitality company located in Uzbekistan (“TEG”). Mr. Sopiev served as a General Manager of the Hilton Tashkent City from November 2023 to May 2025. From October 2022 to November 2023, Mr. Sopiev served as a Director of Operations at the Hilton Tashkent City. From January 2021 to September 2022, Mr. Sopiev was a Cluster Food and Beverage Director at AKFA Holding. Mr. Sopiev was awarded a bachelor’s degree in tourism, hotel and restaurant management from Tashkent Tourism College in 2008.

Mr. Temur Zokirov, age 30, was appointed as Chairman of the Board, Chief Financial Officer and Secretary of the Company on June 5, 2026. Mr. Zokirov has worked as a strategic advisor to the Chief Executive Officer of TEG since April 2023. Prior to joining TEG, from September 2022 to March 2023, Mr. Zokirov worked at PricewaterhouseCoopers Central Asia and Caucasus B.V. in Tashkent, Uzbekistan as a Manager, from September 2022 to March 2023, as a senior tax consultant, from February 2021 to August 2022 and as a tax consultant, from January 2018 to January 2021. Mr. Zokirov was awarded a bachelor’s degree in business administration from Westminster International University in Tashkent, Uzbekistan in June 2016, and a master’s degree in management from IE Business School in Madrid, Spain December 2017.

Mr. Bakhtiyor Kadirov, age 52, was appointed as an independent director of the Company on June 5, 2026. Mr. Kadirov has served as the Head of IFRS/U.S. GAAP reporting for TEG since 2025, where he conducts comprehensive internal audits, prepares financial statements and coordinates and supports external audits. Prior to joining TEG, from November 2018 to November 2024, Mr. Kadirov served as a Senior Audit Manager at Ernst & Young’s Tashkent office in Uzbekistan. Mr. Kadirov was awarded a bachelor’s degree in international economic relations from Tashkent State University of Economics in June 1996 and a master’s degree in liberal arts from University of Notre Dame in November 1996. Mr. Kadirov also attended an Exchange Program in International Business at Pace University from September 1994 to June 1995.

Ms. Elina Davidyan, age 32, was appointed as an independent director of the Company on June 5, 2026. Ms. Davidyan has served as the Finance Director of East Restaurant, a subsidiary of TEG located in Tashkent, Uzbekistan and the Chief Accountant of AFKA Dream World, since July 2020. Ms. Davidyan was awarded a degree in accounting from Mirabad Academic Lyceum under the Tashkent Institute of Railway Engineers in June 2013, and a Bachelor’s degree in accounting and audit from Moscow Financial and Industrial University “Synergy” in December 2023.

There are no family relationships between any of our newly appointed officers and directors, and there are no transactions in which any of such officers or directors has an interest requiring disclosure under Item 404(a) of Regulations S-K. There is no arrangement or understanding between any of the newly appointed officers or directors and any other person pursuant to which he or she was appointed as an officer of director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Securities Purchase Agreement, dated as of June 5, 2026, by and between Artikkhodjaev Jakhongir Abidovich and Viktor Balan.
10.2+	Securities Purchase Agreement, dated as of June 5, 2026, by and between Artikkhodjaev Jakhongir Abidovich and Yuliia Zaporozhan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2026

STAGEWISE STRATEGIES CORP.

By:	/s/ Temur Zokirov
Name:	Temur Zokirov
Title:	Chief Financial Officer

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